UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 22, 2015

Date of Report (Date of earliest event reported)

KUN DE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-162518	68-0677444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Louhu District, Shenzhen City Guandong Province, China
(Address of principal executive offices)	(Zip Code)

+86 (755) 8885-5778

Registrant’s telephone number, including area code

Secure Luggage Solutions Inc.

2375 East Camelback Road, Fifth Floor

Phoenix, Arizona 85016

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. - SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On January 22, 2015, the Board of Directors of Kun De International Holdings Inc., a Delaware corporation (the "Company") authorized the issuance of 100 shares of Series A preferred stock to Kun De International Holdings Group, Inc. a corporation organized under the laws of the Cayman Islands ("Kun De") at a per share price of $1.00. Thus, this results in a change in control. Each individual share of Series A Preferred Stock shall have the voting rights equal to four times the sum of all shares of common stock issued and outstanding at time of voting plus all shares of Series B and Series C Preferred Stocks issued and outstanding, if any, at time of voting divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

The shares of common stock were issued to Kun De in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the shares of Series A preferred stock nor the underlying common stock have been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Kun De acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Current Business Operations

Through Kun De, the business operations of the Company have changed to a global supply chain company. The Company's current business concept is built on the announcement of Chinese President Xi Jinping at the 2014 APEC leaders meeting that China would be fully implementing the global value chain in the Asia-Pacific region, increase spending on capital building and assist developing country members to better integrate into the regional economic integration development value chain in order to realize common development.

A value chain is a chain of activities that a firm operating in a specific industry performs in order to deliver a valuable product or service for the market. The idea of the value chain is based on the process view of organizations - the idea of seeing a manufacturing (or service) organization as a system made up of subsystems each with inputs, transformation processes and outputs. Inputs, transformation processes and outputs involve the acquisition and consumption of resources - money, labor, materials, equipment, buildings, land, administration and management. How value chain activities are carried out determines costs and affects profits. (Michael Porter, "Competitive Advantage: Creating and Sustaining Superior Performance"). According to the OECD Secretary-General, the emergence of global value chains in the late 1990s has provided a catalyst for accelerated change in the landscape of international investment and trade with major and far-reaching consequences on governments as well as enterprises. (Angel Gurria, "The Emergence of Global Value Chains: What Do They Mean for Business". November 5, 2012).

Management believes that the Company is the only Chinese company focusing on "N+N" global value chain research, practice and guidance. Management further believes that the Company has created the fastest and most convenient operating mode built on a closed-loop system that crosses production and finance functions thus creating a global value chain cluster listed platform. Management has applied the results of western research and development of value chain to domestic Chinese companies creating a business platform that assists in control and management of company structure, design, production, logistics, warehousing and distribution of both internal and external resources with minimum risk thus achieving a win-win status.

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Kun De is currently registered and headquartered in Shenzhen, China, with the registered capital of 50,000,000 RMB and has an innovative business model with deep cultural implications and strong industrial chain integration and capital operation ability. The Company is focusing on the global value chain, the integrated and optimization of upstream and downstream industrial chains, logistics, cash flows, business flows and financial to produce a vertical and horizontal integrated closed-loop global business platform.

The Company is currently completing design and implementation of value chain for several clients in several industries, including agriculture, internet, net energy and media cultural. The Company has designed technical equipment for large-scale agricultural cultivation, developed a company's own online shopping mall, realized agricultural implemented supply chain from growing organic food to serving food on the consumer's table. The chain has also been equipped with excellent production management team, an online shopping mall management team and technical team. The large-scale intensive and standard planting of healthy organic food through the operation of this value chain has made the company stronger for further development.

The Company's culture is to create unique ideas and innovative business models and the development of capital operation. It engages in constructing a safe, healthy and harmonious living environment for future generations and uniting the Chinese people all over the world with the shared value of "Home, the Country and the World", by helping Chinese companies to build brand and grow and become respected international enterprises.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Chart

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 41,414 post-reverse stock split shares of common stock issued and outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Shares(1)	Amount and Nature of Beneficial Ownership of Preferred Shares		Percentage of Beneficial Ownership of Common Shares	Percentage of Beneficial Ownership of Preferred Shares
Directors and Officers:
Shuquan Chen Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Luohu District, Shenzhen City Guandong Province, China	14,117	-0-		34.09%	-0-%
Ju Gu Yihao Ge 41E Gangyi Haoting Yard, Chuanbu Road Luohu District, Shenzhen City Guandong Province, China	17,253	-0-		41.66%	-0-%
All executive officers and directors as a group (2 persons)	31,370	-0-		75.75%	-0-%

Beneficial Shareholders Greater than 10%

Kun De International Holdings Group Inc. Floor 4, Willow House, Cricket Square P.O. Box 2804 Grand Cayman KY1-1112, Cayman Islands	-0-	100	(2)	-0-	100%

*	Less than one percent.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Current Report. As of the date of this Current Report, there are 41,414 post-reverse stock split shares of common stock issued and outstanding.

(2)

Each individual share of Series A Preferred Stock shall have the voting rights equal to four times the sum of all shares of common stock issued and outstanding at time of voting plus all shares of Series B and Series C Preferred Stocks issued and outstanding, if any, at time of voting divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

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SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUN DE INTERNATIONAL HOLDINGS INC.

DATE: February 10, 2015	By:	/s/ Shuquan Chen
Shuquan Chen
Chief Executive Officer

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